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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 31, 2003


                                VERITAS DGC INC.
             (Exact name of Registrant as specified in its charter)







           Delaware                       001-7427               76-0343152
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)




                                10300 Town Park
                              Houston, Texas 77072
              (Address of principal executive offices) (Zip code)

                                 (832) 351-8300
              (Registrant's telephone number including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits

              99.1  Press Release of Veritas DGC Inc. dated as of July 31, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information contained in this current report, including the exhibits attached hereto, shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

         On July 31, 2003, the registrant issued a press release, which is attached as Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           Veritas DGC Inc.



         July 31, 2003                 By:  /S/ Matthew D. Fitzgerald
------------------------------            ----------------------------------
               Date                       Matthew D. Fitzgerald
                                          Executive Vice President,
                                          Chief Financial Officer and Treasurer



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                              INDEX TO EXHIBITS


Exhibit No.      Description
-----------      -----------
   99.1          Press Release of Veritas DGC Inc. dated as of July 31, 2003.